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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:   December 20, 2002              Commission file number 1-5805
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                             J.P. MORGAN CHASE & CO.
                             -----------------------
             (Exact name of registrant as specified in its charter)




        DELAWARE                                               13-2624428
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(State or other jurisdiction                                (I.R.S. Employer
of incorporation)                                           Identification No.)




270 PARK AVENUE, NEW YORK, NEW YORK                                  10017
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  (Address of principal executive office)                         (Zip Code)








        (Registrant's telephone number, including area code) 212-270-6000
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ITEM 5.  OTHER EVENTS

On December 20, 2002, J.P. Morgan Chase & Co. ("JPMorgan Chase") reached an agreement in principle with the Securities and Exchange Commission, the National Association of Securities Dealers, the New York Stock Exchange, the New York State Attorney General's Office, and the North American Securities Administrators Association, on behalf of state securities regulators, to resolve their investigations of JPMorgan Chase relating to research analyst independence. Pursuant to the agreement in principle, JPMorgan Chase will agree, among other things (i) to pay $50 million for retrospective relief, (ii) to adopt internal structural and operational reforms that will further augment the steps it has already taken to ensure the integrity of JPMorgan Chase analyst research, (iii) to contribute $25 million spread over five years to provide independent third-party research to clients, and (iv) to contribute $5 million towards investor education. The settlement is subject to finalization of mutually satisfactory settlement documents and must be approved by the SEC and state regulatory authorities.







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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                      J.P. MORGAN CHASE & CO.
                                                      -----------------------
                                                            (Registrant)



                                                /s/ William H. McDavid
                                         --------------------------------------
                                                   William H. McDavid
                                                     General Counsel



Dated: December 24, 2002